© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 1 INVESTOR UPDATE - JUNE 2015 ORGANIZATION AND BUSINESS PROGRESS ADVANCED EMISSIONS SOLUTIONS, INC.

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 2 SAFE HARBOR This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding our current and future contracts, projects, demonstrations and technologies; amount and timing of production of future Refined Coal (“RC”) operations, qualification for RC tax credits and efforts and timing to enter into monetization transactions with tax equity investors; our ability to reframe our business strategy, reconfigure and optimize our revenue model, reduce our cost structure and focus expenditures on high priority commitments and not speculative ventures, restructure our organization, hire advisors, and implement compliance, governance and accounting controls and procedures; scope, timing and impact of regulations and legislation; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations; our ability to regain compliance with our Securities and Exchange Commission (“SEC”) reporting obligations, provide quarterly updates and press releases on RC monetization transactions and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, timing of or changes in laws, regulations and Internal Revenue Service interpretations or guidance and any legal challenges to or repeal of them, government funding, accounting rules, prices, economic conditions and market demand; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth or awarded contracts in our target markets; inability to commercialize our technologies on favorable terms; impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; inability to address the previously disclosed accounting matters, complete the on-going re-audits of the 2011 and 2012 financial statements, and file any required restatements and periodic reports with the SEC; risks relating to the substantial costs and diversion of personnel’s attention and resources due to these matters and related litigation; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the SEC. You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 3 KEY STRATEGIES JOINT VENTURE MAXIMIZATION BUSINESS TRANSFORMATION CUSTOMER GROWTH SUMMARY Key Strategies 1 - Joint Venture Maximization Performance: 3 - Customer Growth Refined Coal Increasing velocity with tax equity investors Providing stockholder value through an optimized revenue model that is reconfigured to deliver efficiently and effectively 2 - Business Transformation Upgrading and expanding services to current and future customers Broader Solutions Operational Execution Right-sizing the company to prime ourselves for growth

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 4 JOINT VENTURE MAXIMIZATION Complete installation of remaining RC facilities to allow potential investors to inspect actual installed projects Continue to implement broader sales effort to expand potential tax investor candidate pool Focus on tax investors that could potentially complete more than a single transaction ACTION: Refined Coal. Increasing velocity of closings with tax equity investors. FOCUS: All CCS partners are aligned in supporting efforts to accelerate transaction cycle

REFINED COAL: Clean Coal Solutions, LLC ("CCS")

COMPANY OVERVIEW
JOINT VENTURE MAXIMIZATION
BUSINESS TRANSFORMATION
CUSTOMER GROWTH
SUMMARY



CCS owns 28 Refined Coal ("RC") facilities that are expected to be located at coal plants that historically have burned more than 105 million tons of coal annually.

Although overall progress has been slower than expected, the success on reaching agreements with utilities to install RC facilities has resulted in an increased availability of operating facilities for potential tax equity investors.

Joint venture:

GOLDMAN SACHS - 15%

NEXGEN - 42.5%

ADA-ES, INC. - 42.5%

CEO

George McClellan

PRESIDENT

Ron Eller

CFO

Rick Dowd

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED

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© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 6 COMPANY OVERVIEW BUSINESS TRANSFORMATION CUSTOMER GROWTH SUMMARY Refined Coal: Building for the Future JOINT VENTURE MAXIMIZATION *Facilities moved from sub-scale power plants. FULL TIME OPERATIONS ROAD MAP 28 RC FACILITIES 6 RC FACILITIES WHERE PERMANENT INSTALL WORK IS UNDERWAY 16* RC FACILITIES IN FULL-TIME OPERATIONS 6 RC FACILITIES IN ADVANCED DISCUSSIONS FOR LOCATION 2 0 1 5 2 0 1 6

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 7 COMPANY OVERVIEW BUSINESS TRANSFORMATION CUSTOMER GROWTH SUMMARY JOINT VENTURE MAXIMIZATION * Q2, 2015 DATA REFLECTS ESTIMATED FORECAST DATA FOR JUNE, 2015. REFINED COAL: Tonnage 0 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 14,000,000 RETAINED TONNAGE INVESTED TONNAGE Q4 20 11 Q1 20 12 Q2 20 12 Q3 20 12 Q4 20 12 Q1 20 13 Q2 20 13 Q3 20 13 Q4 20 13 Q1 20 14 Q2 20 14 Q3 20 14 Q4 20 14 Q1 20 15 *Q 2 2 01 5

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 8 COMPANY OVERVIEW BUSINESS TRANSFORMATION CUSTOMER GROWTH SUMMARY JOINT VENTURE MAXIMIZATION REFINED COAL: Status & Opportunities Commitment: Consistent, quarterly updates on performance of RC facilities and tonnage; press releases for each tax equity investor closing Investor Outlook: Longer sales cycle; we continue to work to fill the pipeline, however additional work is still needed and we are continuing this effort into 2016 Continued market acceptance by utilities for hosting refined coal production Approaching points where all facilities have an identified location for full-time production Sales cycle with utilities and tax equity investors continues to be long and complex History of completed transactions has not meaningfully reduced transaction cycle Completion of facilities installations gives CCS management more facilities to present to potential tax equity investors Investors typically have preferred to invest post-installation Management focus on broadening list of potential tax equity investors Working on both direct investor negotiations as well as with sales intermediaries Considering non-traditional transaction structure and potential new market participants

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 9 BUSINESS TRANSFORMATION ACTION: FOCUS: Restructure Organization, Leadership & Talent Operational Execution. Right-Sizing to prime ourselves for growth independent of refined coal Renew rigor around Compliance, Governance, and Accounting Reframe Business Strategy Reduce cost structure, while focusing on high priority commitments

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 10 COMPANY OVERVIEW BUSINESS TRANSFORMATION CUSTOMER GROWTH SUMMARY JOINT VENTURE MAXIMIZATION Cost structure: Head count and G&A reductions Reduce cost structure, while meeting high priority commitments OPERATIONAL EXECUTION Run rate head count savings of $4.9 million with an 18% expense reduction; disciplined cost containment with expenditure focused on critical execution related items Continue to evaluate cost savings and business-line/product viability High priority commitments: Become SEC compliant Continue restatement efforts from 2011 through the first three quarters of 2013; and become current on financial statements for year end 2013 through 2015; hiring people and building processes to ensure a sustainable internal control environment Deliver on current equipment related customer commitments Significant effort on ACI and DSI installations and start-ups expected for the next 6 to 12 months, to meet contract commitments Near-term focus to stabilize current situation with expenditure focused on high priority commitments

OPERATIONAL EXECUTION

COMPANY OVERVIEW
JOINT VENTURE MAXIMIZATION
BUSINESS TRANSFORMATION
CUSTOMER GROWTH
SUMMARY

Renew rigor on compliance, governance and accounting

HIRED NEW AUDITOR:

Hein & Associates, LLP *Compliance as first executive order*

Hein is a leading accounting firm with offices in Denver, Houston, Dallas and Orange County, CA. and has extensive experience in the energy sector, auditing both private and publicly traded companies with market capitalizations ranging from less than $100 million to more than $3 billion.

ADDED NEW CFO:

Brad Gabbard *Building best in class accounting*

Brad has been, and will continue as, a member of the Company's Board of Directors since 2012, and for part of 2014, he served as a consultant to the Company in connection with the previously disclosed accounting review. He has previously served as a Director, President and CFO of Lilis Energy, Inc. (Nasdaq: LLEX) (formerly Recovery Energy, Inc.), and was a co-founder, Director, Executive Vice President and CFO of PowerSecure International, Inc. (NYSE: POWR; f/k/a Metretek Technologies, Inc.).

ADDED NEW VP OF RISK, PROCESS, CONTROLS:

Christine Bellino *Implementing controls to support doing business right*

Christine brings more than 25 years of experience in multiple industries working with pre-IPO to Fortune 100 companies including Experis and Prudential Home Mortgage. She is an expert in implementing and managing Sarbanes-Oxley compliance programs, leading internal audits and providing support to enterprise strategy design and execution.

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED

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© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 12 COMPANY OVERVIEW BUSINESS TRANSFORMATION CUSTOMER GROWTH SUMMARY JOINT VENTURE MAXIMIZATION Align organization to ensure clear accountability and execution Reestablish focus on customer with deliberate attention to sales, market strategy and delivery/operations Entire organization is aligned to our core products to ensure efficient and effective execution OPERATIONAL EXECUTION Restructure organization, talent & leadership

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 13 COMPANY OVERVIEW BUSINESS TRANSFORMATION CUSTOMER GROWTH SUMMARY JOINT VENTURE MAXIMIZATION Sharon Sjostrom Chief Technology Officer: Scott Terhune VP of Sales: Ron Hanson VP Operations and Delivery: Disciplined and planned process to realign or fill talent gaps, when the time is right Core department executives: OPERATIONAL EXECUTION Restructure organization, talent & leadership Commitment: Consistent, quarterly updates on progress Investor Outlook: New auditor and additional personnel enable continued progress to becoming compliant with SEC reporting and support a disciplined/cost-conscious approach to meeting commitments Building for the future

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 14 CUSTOMER GROWTH Execute on “Go-to-market” strategy for next phase of mercury control Mindfully position the company to take advantage of tremendous long-term opportunities Meet current customer commitments to earn the right to sell new products and services today and into the future. FOCUS: ACTION:

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 15 COMPANY OVERVIEW BUSINESS TRANSFORMATION CUSTOMER GROWTH SUMMARY JOINT VENTURE MAXIMIZATION S O U R C E : E I A D A T A Coal is expected to remain a major part of US power generation. Utilities need infrastructure and equipment to meet new regulations. Based on estimated retirements there are approximately 850 coal fired units. BROADER SOLUTIONS: Current Market Landscape Solidifying market focus:

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 16 COMPANY OVERVIEW BUSINESS TRANSFORMATION CUSTOMER GROWTH SUMMARY JOINT VENTURE MAXIMIZATION BROADER SOLUTIONS: Future Market Landscape S O U R C E : Public Power Magazine; January-February 2011

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 17 COMPANY OVERVIEW BUSINESS TRANSFORMATION CUSTOMER GROWTH SUMMARY JOINT VENTURE MAXIMIZATION BROADER SOLUTIONS: Future Market Landscape A company that has a holistic approach will be better positioned in this market. While energy is at a turning point and dependent on politics, regulation and social pressure, ADES is positioned to take advantage of this. -Energy Recovery Council, Summary of EPA Clean Power Plan Proposed Rule, June 2, 2014 “Under the authority of Clean Air Act section 111(d), the EPA proposed emission guidelines require states to develop plans to address greenhouse gas (GHG) emissions from existing fossil fuel‐fired electric generating units (EGUs).” “Nationwide, by 2030, the proposal would achieve a 30% reduction from 2005 levels of CO2 emissions from the power sector. To implement this rule, EPA is proposing state‐specific goals that reflect what it estimates can be achieved as a “Best System of Emission Reduction (BSER)”.”

BROADER SOLUTIONS: Current & Near-term Offerings

$1B potential market in mercury control

Markets

Current Markets

Coal fired utilities

Future Markets

Gas fired power plants

Cement plants

Industrial boilers

Gas producers & users

Grid-scale energy storage

Current Offerings:

Equipment

Activated Carbon Injection (ACI) Systems

Dry Sorbent Injection (DSI) Systems

ADAir-Mixer™ Technology

ProRak™ Mercury Analyzer

Equipment leasing (ACI, ProRak)

Spare Parts

Services

Hg-CEMs Services & Monitoring

ACI / DSI Maintenance & Monitoring

Healthcheck

Sorbent Testing

Analytics

PEMS

Experti™

Chemicals

RESPond® Flue Gas Conditioning

M-Prove™ Coal Treatment Technology

COMPANY OVERVIEW
JOINT VENTURE MAXIMIZATION
BUSINESS TRANSFORMATION
CUSTOMER GROWTH
SUMMARY

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© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 19 COMPANY OVERVIEW BUSINESS TRANSFORMATION CUSTOMER GROWTH SUMMARY JOINT VENTURE MAXIMIZATION BROADER SOLUTIONS: Current and Near-term Market Strategy: Identify current opportunities Execute on “go-to-market” strategy for next phase of mercury control We have identified the top opportunities, leveraging our reputation and installed ACI base (approximately 20% of the total coal fired power plant market) Bundle current offerings to meet customer needs Sales: Sales commitment Leveraging historical skill set in a more focused manner to ensure delivery and execution We have talented and experienced engineers and operators, who have been realigned to deliver on our current, near-term and future commitments Our customers are in need of holistic solutions that allow them to comply; they are looking for effective solutions beyond an individual product Experienced sales lead and team hired with clear direction to sell current offerings Operations and Delivery:

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 20 COMPANY OVERVIEW BUSINESS TRANSFORMATION CUSTOMER GROWTH SUMMARY JOINT VENTURE MAXIMIZATION BROADER SOLUTIONS: Long-Term Potential Leveraging past talent & organization strength for future growth Mindfully position the company to take advantage of the tremendous long-term opportunities We have a strong history of identifying future needs and taking advantage of large opportunities in the coal fired utility space; we have committed a few strategic resources to defining future opportunities Energy Storage Long-term Growth Opportunity Example: Commitment: Update on progress in fall; followed by consistent quarterly updates after we are current with SEC reporting Investor Outlook: Short-term focus is on high priority commitments. The company is positioned to sell current offerings and we will not spend current resources on speculative ventures

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 21 COMPANY OVERVIEW SUMMARY JOINT VENTURE MAXIMIZATION KEY TAKEAWAYS / EXECUTIVE SUMMARY BUSINESS TRANSFORMATION CUSTOMER GROWTH 1 - Joint Venture Maximization Performance: 3 - Customer Growth Providing stockholder value through an optimized revenue model that is reconfigured to deliver efficiently and effectively 2 - Business Transformation Longer sales cycle; we will continue to work to fill out the pipeline. Additional work is still needed; continuing this effort into 2016 New auditor and additional personnel enable continued progress to becoming compliant with SEC reporting and support a disciplined/cost-conscious approach to meeting commitments The company is positioned to sell current offerings; we will not spend current resources on speculative ventures

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 22 COMPANY OVERVIEW SUMMARY JOINT VENTURE MAXIMIZATION Contact Information BUSINESS TRANSFORMATION CUSTOMER GROWTH Graham Mattison VP, Strategic Initiatives & Investor Relations 9135 South Ridgeline Blvd, Suite 200 Highlands Ranch, CO 80129 Corporate Office graham.mattison@adaes.com www.advancedemissionssolutions.com (720) 889-6206

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 23 COMPANY OVERVIEW SUMMARY JOINT VENTURE MAXIMIZATION Appendix BUSINESS TRANSFORMATION CUSTOMER GROWTH

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 24 COMPANY OVERVIEW SUMMARY JOINT VENTURE MAXIMIZATION BUSINESS TRANSFORMATION CUSTOMER GROWTH REFINED COAL: Production Process Proprietary additives added directly to coal on the conveyor belt

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 25 COMPANY OVERVIEW SUMMARY JOINT VENTURE MAXIMIZATION BUSINESS TRANSFORMATION CUSTOMER GROWTH REFINED COAL: Site Photos M-45™ Dry System M-45-PC™ Wet System

© 2015 ADVANCED EMISSIONS SOLUTIONS, INC. ALL RIGHTS RESERVED 26 COMPANY OVERVIEW SUMMARY JOINT VENTURE MAXIMIZATION BUSINESS TRANSFORMATION CUSTOMER GROWTH REFINED COAL: Site Photos M-45-PC™ Real Time Slurry System